Exhibit 99.2

                                                          Last Updated 4/23/2002

                       Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                     Periods Ended March 31, 2002 and 2001

                                                                            3 MO. ENDED MARCH 31                      12 MO. ENDED MARCH 31
                                                                    -------------------------------------     -------------------------------------
Line                                                                  2002          2001       INCR (DECR)      2002          2001       INCR (DECR)
                                                                    ---------     ---------    ----------     ---------     ---------    ----------
    EARNINGS CONTRIBUTION BY SUBSIDIARY ($ IN MILLIONS)

1      Arizona Public Service                                       $      32     $      65     $     (33)    $     248     $     338     $     (90)
2      Pinnacle West Energy                                                 1            --             1            19            (2)           21
3      APS Energy Services                                                  2            (8)           10            --           (20)           20
4      SunCor                                                               2            --             2             5             7            (2)
5      El Dorado                                                           --             1            (1)           --           (17)           17
6      Parent Company                                                      17             4            13            46             5            41
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

7         Income Before Accounting Change                                  54            62            (8)          318           311             7

8      Cumulative Effect of Change in Accounting -
          Net of Tax                                                       --            (3)            3           (12)           (3)           (9)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

9         Net Income                                                $      54     $      59     $      (5)    $     306     $     308     $      (2)
                                                                    =========     =========     =========     =========     =========     =========

    EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10     Arizona Public Service                                       $    0.37        $ 0.76       $ (0.39)       $ 2.92        $ 3.99       $ (1.07)
11     Pinnacle West Energy                                              0.01            --          0.01          0.22         (0.03)         0.25
12     APS Energy Services                                               0.03         (0.10)         0.13            --         (0.23)         0.23
13     SunCor                                                            0.02          0.01          0.01          0.06          0.08         (0.02)
14     El Dorado                                                           --          0.01         (0.01)           --         (0.19)         0.19
15     Parent Company                                                    0.20          0.05          0.15          0.56          0.03          0.53
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

16        Income Before Accounting Change                                0.63          0.73         (0.10)         3.76          3.65          0.11

17     Cumulative Effect of Change in Accounting -
          Net of Tax                                                       --         (0.03)         0.03         (0.15)        (0.03)        (0.12)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

18        Net Income                                                $    0.63     $    0.70     $   (0.07)    $    3.61     $    3.62     $   (0.01)
                                                                    =========     =========     =========     =========     =========     =========

19  BOOK VALUE PER SHARE                                            $   30.06     $   28.83     $    1.23     $   30.06     $   28.83     $    1.23

    COMMON SHARES OUTSTANDING - DILUTED (THOUSANDS)
20     Average                                                         84,884        84,966           (82)       84,910        84,874            36
21     End of Period                                                   84,789        84,718            71        84,789        84,718            71

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2002 and 2001

                                                                             3 MO. ENDED MARCH 31                     12 MO. ENDED MARCH 31
                                                                    -------------------------------------     -------------------------------------
Line                                                                  2002          2001       INCR (DECR)      2002          2001       INCR (DECR)
                                                                    ---------     ---------    ----------     ---------     ---------    ----------

    ELECTRIC OPERATING REVENUES
       (DOLLARS IN  MILLIONS)
    Retail
22     Residential                                                  $     171     $     173     $      (2)    $     913     $     897     $      16
23     Business                                                           195           199            (4)          948           938            10
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
24        Total retail                                                    366           372            (6)        1,861         1,835            26
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Wholesale revenue on delivered electricity
25     Traditional contracts                                                2            26           (24)           49           135           (86)
26     Retail load hedge management                                         2             5            (3)          575           558            17
       Marketing and trading -- delivered
27        Generation sales other than native load                           8            87           (79)           69           194          (125)
28        Other delivered electricity (a)                                 185           359          (174)        1,386         1,177           209
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
29        Total delivered marketing and trading                           193           446          (253)        1,455         1,371            84
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
30     Total delivered wholesale electricity                              197           477          (280)        2,079         2,064            15
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Other marketing and trading
       Realized margins on delivered commodities
31        other than electricity (a)                                        4            (5)            9            (5)           (8)            3
       Prior period mark-to-market (gains) losses realized
32        on contracts delivered during current period (a)                (22)            6           (28)          (44)          (22)          (22)
33     Change in mark-to-market for future-period deliveries               25            47           (22)          119            79            40
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
34     Total other marketing and trading                                    7            48           (41)           70            49            21
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
35  Transmission for others                                                 6             4             2            28            16            12
36  Other miscellaneous services                                            4             6            (2)           18            28           (10)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
37        Total electric operating revenues                         $     580     $     907     $    (327)    $   4,056     $   3,992     $      64
                                                                    =========     =========     =========     =========     =========     =========

    ELECTRIC SALES (GWH)

    Retail sales
38     Residential                                                      2,141         2,122            19        10,354        10,026           328
39     Business                                                         2,771         2,824           (53)       13,011        12,842           169
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
40        Total retail                                                  4,912         4,946           (34)       23,365        22,868           497
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Wholesale electricity delivered
41     Traditional contracts                                               71           569          (498)          716         1,848        (1,132)
42     Retail load hedge management                                       158            75            83         3,122         6,517        (3,395)
       Marketing and trading -- delivered
43        Generation sales other than native load                         376           623          (247)        1,141         1,721          (580)
44        Other delivered electricity                                   3,836         3,050           786        15,399        13,240         2,159
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
45        Total delivered marketing and trading                         4,212         3,673           539        16,540        14,961         1,579
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
46     Total delivered wholesale electricity                            4,441         4,317           124        20,378        23,326        (2,948)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
47        Total electric sales                                          9,353         9,263            90        43,743        46,194        (2,451)
                                                                    =========     =========     =========     =========     =========     =========

----------
(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $22 million was transferred to "realized" for the first quarter of 2002. Lines 28 and 31 include amounts totaling $22 million of realized revenues for the first quarter of 2002.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2002 and 2001

                                                                             3 MO. ENDED MARCH 31                     12 MO. ENDED MARCH 31
                                                                    -------------------------------------     -------------------------------------
Line                                                                  2002          2001       INCR (DECR)      2002          2001       INCR (DECR)
                                                                    ---------     ---------    ----------     ---------     ---------    ----------
    MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
       (DOLLARS IN  MILLIONS)

    REALIZED AND MARK-TO-MARKET COMPONENTS
    Current Period Effects
       Realized margin on delivered commodities
          Electricity
48          Generation sales other than native load                 $       2     $      48     $     (46)    $      34     $     100     $     (66)
49          Other electricity marketing and trading (a)                    33             4            29           146            70            76
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
50          Total electricity                                              35            52           (17)          180           170            10
51        Other commodities (a)                                             4            (5)            9            (5)           (9)            4
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
52        Total realized margin                                            39            47            (8)          175           161            14
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

       Prior-period mark-to-market (gains) losses on contracts
          delivered during current period
53        Electricity (a)                                                 (16)            1           (17)          (48)          (13)          (35)
54        Other commodities (a)                                            (6)           12           (18)           10            (1)           11
          Charge related to trading activities with Enron
55           and its affiliates                                            --            --            --            (8)           --            (8)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
56        Subtotal                                                        (22)           13           (35)          (46)          (14)          (32)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
57     Total current period effects (b)                                    17            60           (43)          129           147           (18)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

    Change in mark-to-market gains (losses) for
       future period deliveries (b)
58     Electricity                                                         25            45           (20)          145            63            82
59     Other commodities                                                   (2)            2            (4)          (24)           16           (40)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
60     Subtotal                                                            23            47           (24)          121            79            42
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
61  Total gross margin                                              $      40     $     107     $     (67)    $     250     $     226     $      24
                                                                    =========     =========     =========     =========     =========     =========

    BY COMMODITY SOLD OR TRADED

62  Electricity                                                     $      45     $      98     $     (53)    $     274     $     219     $      55
63  Natural gas                                                            (5)           (3)           (2)          (10)            2           (12)
64  Coal                                                                   (1)           14           (15)           (7)           11           (18)
65  Emission allowances                                                     1            (2)            3            (7)           (6)           (1)
66  Other                                                                  --            --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
67     Total Gross Margin                                           $      40     $     107     $     (67)    $     250     $     226     $      24
                                                                    =========     =========     =========     =========     =========     =========

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of March 31, 2002, Pinnacle West had accumulated mark-to-market net gains of
$139 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2002, $24 million; 2003, $26 million; 2004, $27 million; 2005 and thereafter, $62 million.

----------
(a)  The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $16 million was transferred to "realized" for the first quarter of 2002. A $16 million realized gain is included in the $33 million on line 49 for the first quarter of 2002.
(b)  Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2002 and 2001

                                                                             3 MO. ENDED MARCH 31                     12 MO. ENDED MARCH 31
                                                                    -------------------------------------     -------------------------------------
Line                                                                  2002          2001       INCR (DECR)      2002          2001       INCR (DECR)
                                                                    ---------     ---------    ----------     ---------     ---------    ----------
    AVERAGE ELECTRIC CUSTOMERS

    Retail customers
68     Residential                                                    801,000       775,317        25,683       782,760       756,482        26,278
69     Business                                                        99,335        97,222         2,113        98,726        95,267         3,459
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
70        Total                                                       900,335       872,539        27,796       881,486       851,749        29,737
71  Wholesale customers                                                    67            68            (1)           66            67            (1)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
72        Total customers                                             900,402       872,607        27,795       881,552       851,816        29,736
                                                                    =========     =========     =========     =========     =========     =========

73  Customer Growth (% over prior year)                                   3.2%          4.0%         (0.8)%         3.5%          4.1%         (0.6)%

    RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

74  Residential                                                         2,164         2,037           127         9,804         9,574           230
75  Business                                                            2,774         2,825           (51)       12,726        12,732            (6)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
76        Total                                                         4,938         4,862            76        22,530        22,306           224
                                                                    =========     =========     =========     =========     =========     =========

    RETAIL ELECTRICITY USAGE
       (KWH/AVERAGE CUSTOMER)

77  Residential                                                         2,673         2,737           (64)       13,228        13,251           (23)
78  Business                                                           27,896        29,047        (1,151)      131,809       134,789        (2,980)

    RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

79  Residential                                                         2,702         2,627            75        12,524        12,659          (135)
80  Business                                                           27,926        29,057        (1,131)      128,912       133,645        (4,733)

    ELECTRICITY DEMAND (MW)

81  System peak demand                                                  3,708         3,661            47         5,687         5,478           209

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2002 and 2001

                                                                             3 MO. ENDED MARCH 31                     12 MO. ENDED MARCH 31
                                                                    -------------------------------------     -------------------------------------
Line                                                                  2002          2001       INCR (DECR)      2002          2001       INCR (DECR)
                                                                    ---------     ---------    ----------     ---------     ---------    ----------
    ENERGY SOURCES (GWH)

    Generation production
82     Nuclear                                                          2,257         2,261            (4)        8,380         8,777          (397)
83     Coal                                                             2,890         2,901           (11)       12,561        12,582           (21)
84     Gas, oil and other                                                 337         1,007          (670)        3,333         3,468          (135)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
85        Total                                                         5,484         6,169          (685)       24,274        24,827          (553)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Purchased power
86     Firm load                                                          429           170           259         3,220         2,634           586
87     Marketing and trading                                            3,993         3,126           867        18,520        19,758        (1,238)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
88        Total                                                         4,422         3,296         1,126        21,740        22,392          (652)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
89        Total energy sources                                          9,906         9,465           441        46,014        47,219        (1,205)
                                                                    =========     =========     =========     =========     =========     =========

    POWER PLANT PERFORMANCE

    Capacity Factors
90     Nuclear                                                             96%           96%            0%           88%           92%           (4)%
91     Coal                                                                78%           78%            0%           84%           84%            0%
92     Gas, oil and other                                                  12%           39%          (27)%          29%           34%           (5)%
93     System average                                                      62%           71%           (9)%          68%           71%           (3)%

    Generation Capacity Out of Service (average MW/day)
94     Nuclear                                                             62            57             5           129            87            42
95     Coal                                                               184           284          (100)          143           170           (27)
96     Gas                                                                 12            36           (24)           25            29            (4)
97        Total                                                           258           376          (118)          297           286           (11)

98  Generation Fuel Cost ($/MWh)                                    $   11.57     $   19.64     $   (8.07)    $   14.30     $   15.93     $   (1.63)

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2002 and 2001

                                                                             3 MO. ENDED MARCH 31                     12 MO. ENDED MARCH 31
                                                                    -------------------------------------     -------------------------------------
Line                                                                  2002          2001       INCR (DECR)      2002          2001       INCR (DECR)
                                                                    ---------     ---------    ----------     ---------     ---------    ----------
    ENERGY MARKET INDICATORS (a)

    Electricity Average Daily Spot Prices ($/MWh)
       On-Peak
99        Palo Verde                                                $   26.86     $  214.21     $ (187.35)    $   71.57     $  157.36     $  (85.79)
100       SP15                                                      $   28.46     $  219.66     $ (191.20)    $   72.19     $  154.42     $  (82.23)
       Off-Peak
101       Palo Verde                                                $   22.17     $  130.40     $ (108.23)    $   34.51     $   79.88     $  (45.37)
102       SP15                                                      $   22.76     $  159.80     $ (137.04)    $   39.22     $   94.56     $  (55.34)

    WEATHER INDICATORS

    Actual
103    Cooling degree-days                                                 89           106           (17)        5,105         4,618           487
104    Heating degree-days                                                472           657          (185)          975         1,166          (191)
105    Average humidity                                                    28%           50%          (22)%          31%           37%           (6)%
    10-Year Averages
106    Cooling degree-days                                                 71            71            --         4,381         4,381            --
107    Heating degree-days                                                556           556            --         1,026         1,026            --
108    Average humidity                                                    45%           45%            0%           36%           36%            0%

    ECONOMIC INDICATORS

    Building Permits--- Metro Phoenix (b) (d)
109    Single-family                                                    6,983         7,476          (493)       31,928        33,199        (1,271)
110    Multi-family                                                     1,094         3,137        (2,043)        6,524        11,257        (4,733)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
111       Total                                                         8,077        10,613        (2,536)       38,452        44,456        (6,004)
                                                                    =========     =========     =========     =========     =========     =========
    Arizona Job Growth (c) (d)
112    Payroll job growth (% over prior year)                            (1.3)%         3.2%         (4.5)%        (0.2)%         3.8%         (4.0)%
113    Unemployment rate (%, seasonally adjusted)                         5.8%          3.9%          1.9%          4.8%          3.9%          0.9%

----------
Sources:
(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d)  The economic indicators reflect three month and twelve month ended February
     2001 and February 2002.

See Glossary of Terms.